Exhibit 99.1

        S1 CORPORATION REPORTS FOURTH QUARTER AND FULL YEAR 2006 RESULTS

      REVENUES INCREASED 27% IN THE FOURTH QUARTER AND 7% FOR THE FULL YEAR
                               COMPARED WITH 2005

Atlanta, March 1, 2007 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the fourth quarter and full year ended December 31, 2006.

    o Revenue for the fourth quarter ended December 31, 2006 was $50.2 million, compared to $39.7 million in the fourth quarter of 2005, a 27 percent increase. For the 2006 full year, revenue increased 7 percent to $192.3 million from $179.1 million in 2005.

    o Adjusted EBITDA for the fourth quarter was $2.5 million, compared to negative $6.4 million in the fourth quarter of 2005. Adjusted EBITDA is described below and reconciled to our GAAP loss from continuing operations below (1). Adjusted EBITDA was $14.4 million for the full year 2006 compared with negative $1.5 million for 2005.

    o The Company generated a loss from continuing operations for the fourth quarter of $12.2 million, including approximately $11.2 million of net merger related and restructuring charges and $1.3 million in stock-based compensation expense.

    o Net income for the full year 2006 of $17.9 million includes a gain of $30.1 million from discontinued operations primarily related to the sale of the FRS business as compared with a 2005 full year net loss of $1.1 million which included a gain from discontinued operations of $27.3 million primarily related to the sale of the Edify business.

    o During the quarter ended December 31, 2006, the Company completed a modified "Dutch Auction" self tender offer, repurchasing 10.5 million shares of its common stock for $55.8 million. The repurchase equaled 14.6% of the Company's outstanding shares. Following the repurchase, the Company ended the year with $91.0 million in cash and short-term investments and approximately 61.3 million common shares outstanding.

"Despite the significant distractions encountered throughout 2006, we increased our revenues and the profitability of the company," said Johann Dreyer, Chief Executive Officer of S1. "The restructuring activities we undertook in the fourth quarter will result in substantial operational improvements and we are looking forward to significant year-over-year growth in income from continuing operations and continued revenue growth. Specifically, during the 2007 first quarter, we anticipate revenues of between $46.5 million and $47.5 million and GAAP earnings of between $0.03 and $0.05 per share."

(1)ADJUSTED EBITDA RECONCILIATION
FOR THE QUARTER ENDED DECEMBER 31, 2006

                                         ENTERPRISE     POSTILION       TOTAL
                                         ----------    ----------    ----------
Adjusted EBITDA                          $      167    $    2,299    $    2,466
Depreciation                                 (1,302)         (741)       (2,043)
Amortization                                   (284)         (951)       (1,235)
Merger related and restructuring costs       (7,804)       (2,874)      (10,678)
Stock based compensation                     (1,028)         (758)       (1,786)
                                         ----------    ----------    ----------
              Operating loss             $  (10,251)   $   (3,025)   $  (13,276)
Interest income, net                                                      1,403
Income tax expense                                                         (371)
                                                                     ----------
Loss from continuing operations                                      $  (12,244)
                                                                     ==========

                                         See tables 4, 5 and 6 for
                                         reconciliations of adjusted EBITDA for
                                         the full years 2005 and 2006 and the
                                         fourth quarter of 2005

(1) Non-GAAP (Adjusted) Financial Measures

This press release includes references to Adjusted EBITDA, a non-GAAP (adjusted) financial measure, the most directly comparable GAAP equivalents of which is net income (loss). Adjusted EBITDA excludes share-based compensation expense, depreciation and amortization, income taxes, net interest income and merger related costs and restructuring charges. A reconciliation of our non-GAAP financial measures to the most directly comparable financial measure is detailed in the Reconciliation of GAAP to non-GAAP Measures below. We believe that presentation of this non-GAAP financial measures provides useful information to investors regarding our results of operations.

We believe that excluding depreciation and amortization provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but also they are based on management estimates of remaining useful lives.

Our non-GAAP measures exclude merger related costs and restructuring charges. These charges represent items unrelated to the ongoing operation of the business such as one-time separation benefits to terminated employees and the cost to vacate facilities no longer used in the business. Management believes that providing non-GAAP measures that exclude merger related and restructuring charges can make trends in the operating results more readily apparent.

Similarly, we believe that excluding share-based compensation expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding share-based compensation expense as important supplemental information useful to their understanding of our historical results and estimating our future results.

We also believe that, in excluding share-based compensation expense, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measures may be different from such measures used by other companies.

We define Adjusted EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, amortization of goodwill and other purchased intangibles, share-based compensation, and merger related costs and restructuring charges. Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States. Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

o EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and

o investors commonly adjust EBITDA information to eliminate the effect of restructuring and share-based compensation expenses, which vary widely from company to company and impair comparability.

Our management uses Adjusted EBITDA: as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, shareholders, analysts and investors concerning our financial performance.

A reconciliation of Adjusted EBITDA to income (loss) from continuing operations, the most directly comparable GAAP measure, for each of the fiscal periods indicated is as follows (in thousands):

CONFERENCE CALL INFORMATION

Company management will host a conference call for interested parties to discuss its third quarter results on Thursday, March 1, 2007, at 5:00 p.m. EST. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through March 15 on the Company's website.

ABOUT S1

S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs over 1,400 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
John Stone
Chief Financial Officer, S1 Corporation
404.923.3500
john.stone@s1.com

Press Contact:
Leisha Richardson
Director of Corporate Communications
512.336.3028
leisha.richardson@s1.com

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 1

                                                                 THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                             ---------------------------   ---------------------------
                                                              12/31/2005     12/31/2006     12/31/2005     12/31/2006
                                                             ------------   ------------   ------------   ------------
REVENUES:
   Software licenses                                         $      5,267   $      6,868   $     27,336   $     29,788
   Support and maintenance                                         10,353         11,120         44,289         44,094
   Professional services                                           12,877         20,371         65,345         70,297
   Data center                                                     10,272         11,743         40,000         46,856
   Other                                                              906            133          2,170          1,275
                                                             ------------   ------------   ------------   ------------
      Total revenues                                               39,675         50,235        179,140        192,310
                                                             ------------   ------------   ------------   ------------

OPERATING EXPENSES:
   Cost of software licenses                                        1,254          1,368          4,915          4,588
   Cost of professional services, support and maintenance *        17,015         17,395         63,592         65,231
   Cost of data center *                                            5,199          5,466         19,227         22,354
   Cost of other revenue                                            1,077            410          1,998          1,103
   Selling and marketing *                                          5,707          7,945         28,141         27,658
   Product development *                                            8,977          9,938         40,395         38,937
   General and administrative *                                     7,717          7,414         25,998         26,694
   Merger related and restructuring costs*                         10,775         11,203         15,030         12,485
   Depreciation                                                     2,065          2,043          8,862          7,840
   Amortization of other intangible assets                            322            329          1,311          1,310
                                                             ------------   ------------   ------------   ------------
      Total operating expenses                                     60,108         63,511        209,469        208,200
                                                             ------------   ------------   ------------   ------------
Operating loss                                                    (20,433)       (13,276)       (30,329)       (15,890)

Interest and other income, net                                        268          1,403          2,063          4,929
Income tax benefit (expense)                                          358           (371)          (116)        (1,278)
                                                             ------------   ------------   ------------   ------------
Loss from continuing operations, net of tax                  $    (19,807)  $    (12,244)  $    (28,382)  $    (12,239)
Gain (loss) from discontinued operations*                          23,210           (644)        27,325         30,141
                                                             ------------   ------------   ------------   ------------
Net (loss) income                                            $      3,403   $    (12,888)  $     (1,057)  $     17,902
                                                             ============   ============   ============   ============

NET (LOSS) INCOME PER SHARE:
BASIC:
Continuing operations                                        $      (0.28)  $      (0.17)  $      (0.40)  $      (0.17)
Discontinued operations                                              0.33          (0.01)          0.38           0.42
                                                             ------------   ------------   ------------   ------------
Net (loss) income                                            $       0.05   $      (0.18)  $      (0.02)  $       0.25
                                                             ============   ============   ============   ============
DILUTED:
Continuing operations                                        $      (0.28)  $      (0.17)  $      (0.40)  $      (0.17)
Discontinued operations                                              0.33          (0.01)          0.38           0.42
                                                             ------------   ------------   ------------   ------------
Net (loss) income                                            $       0.05   $      (0.18)  $      (0.02)  $       0.25
                                                             ============   ============   ============   ============

Weighted average common shares outstanding - basic             70,351,999     70,723,073     70,359,200     70,779,502
Weighted average common shares outstanding - diluted                  n/a            n/a            n/a            n/a

* Includes stock based compensation expense of:
   Cost of professional services, support and maintenance    $          -   $         75   $          -   $        481
   Cost of data center                                                  -             16              -             76
   Selling and marketing                                                -            425              -          1,575
   Product development                                                  -            288              -            978
   General and administrative                                           -            457              -          1,874
   Merger related and restructuring costs                               -            525            570            525
   Discontinued operations                                              -            (22)             -            154
                                                             ------------   ------------   ------------   ------------
                                                             $          -   $      1,764   $        570   $      5,663
                                                             ============   ============   ============   ============

                            S1 CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                             (In thousands)
                                TABLE 2

                                                 DECEMBER 31,   DECEMBER 31,
                                                     2005           2006
                                                 ------------   ------------
                                                                (Unaudited)
                        ASSETS

Current assets:
  Cash and cash equivalents                      $     85,108   $     69,612
  Short-term investments                               44,170         21,392
  Accounts receivable, net                             48,659         53,371
  Prepaid expenses                                      4,885          4,036
  Other current assets                                  3,870          2,308
                                                 ------------   ------------
           Total current assets                       186,692        150,719
  Property and equipment, net                          11,351         12,137
  Intangible assets, net                               18,375         12,903
  Goodwill, net                                       125,808        125,300
  Other assets                                          2,297          6,746
                                                 ------------   ------------
           Total assets                          $    344,523   $    307,805
                                                 ============   ============

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                               $      5,292   $      3,750
  Accrued compensation and benefits                     8,267          9,642
  Accrued other expenses and restructuring             25,262         21,893
  Accrued purchase price consideration                 12,900              -
  Deferred revenues                                    27,499         29,265
  Current portion of capital lease obligation           1,222          2,942
                                                 ------------   ------------
           Total current liabilities                   80,442         67,492
  Other liabilities                                    11,695         16,084
                                                 ------------   ------------
           Total liabilities                           92,137         83,576
                                                 ------------   ------------
Stockholders' equity:
     Preferred stock                                   10,000         10,000
     Common stock                                         744            613
     Additional paid-in capital                     1,915,617      1,845,529
     Treasury stock                                   (25,000)             -
     Accumulated deficit                           (1,647,204)    (1,629,302)
     Accumulated other comprehensive income            (1,771)        (2,611)
                                                 ------------   ------------
           Total stockholders' equity                 252,386        224,229
                                                 ------------   ------------
           Total liabilities and stockholders'
           equity                                $    344,523   $    307,805
                                                 ============   ============

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 3

                                                                                    TWELVE MONTHS ENDED
                                                                                ---------------------------
                                                                                DECEMBER 31,   DECEMBER 31,
                                                                                    2005           2006
                                                                                ------------   ------------
Cash flows from operating activities:
     Net (loss) income                                                          $     (1,057)  $     17,902
     Adjustments to reconcile net (loss) income to net cash provided by
      (used in) operating activities:
     Depreciation and amortization                                                    14,711         13,061
     Gain on disposal of discontinued operations                                     (24,850)       (32,153)
       Loss on disposal of property and equipment                                        971              -
     Provision for doubtful accounts receivable and billing adjustments                5,152          1,301
       Stock based compensation expense                                                  570          5,184
     Changes in assets and liabilities, excluding effects of acquisition:
           Increase in accounts receivable                                              (660)        (9,435)
           Decrease in prepaid expenses and other assets                               4,881            710
           Decrease in accounts payable                                                 (362)        (1,121)
           Decrease in accrued expenses and other liabilities                           (536)        (1,335)
           Increase in deferred revenues                                                 944          7,924
                                                                                ------------   ------------
               Net cash provided by (used in) operating activities                      (236)         2,038

               Net cash provided by investing activities                              46,597         32,532

               Net cash used in financing activities                                  (3,877)       (50,155)
Effect of exchange rate changes on cash and cash equivalents                            (599)            89
                                                                                ------------   ------------
Net increase (decrease) in cash and cash equivalents                                  41,885        (15,496)
Cash and cash equivalents at beginning of period                                      43,223         85,108
                                                                                ------------   ------------
Cash and cash equivalents at end of period                                      $     85,108   $     69,612
                                                                                ============   ============

                     S1 CORPORATION
          CONSOLIDATED STATEMENTS OF OPERATIONS
     (In thousands, except share and per share data)
                       (Unaudited)
                         TABLE 4

                                                                  THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                             ---------------------------   ---------------------------
                                                              12/31/2005     12/31/2006     12/31/2005     12/31/2006
                                                             ------------   ------------   ------------   ------------
REVENUES:
  Software licenses                                          $      5,267   $      6,868   $     27,336   $     29,788
  Support and maintenance                                          10,353         11,120         44,289         44,094
  Professional services                                            12,877         20,371         65,345         70,297
  Data center                                                      10,272         11,743         40,000         46,856
  Other                                                               906            133          2,170          1,275
                                                             ------------   ------------   ------------   ------------
    Total revenues                                                 39,675         50,235        179,140        192,310
                                                             ------------   ------------   ------------   ------------
OPERATING EXPENSES:
  Cost of software licenses                                         1,254          1,368          4,915          4,588
  Cost of professional services, support and maintenance *         17,015         17,395         63,592         65,231
  Cost of data center *                                             5,199          5,466         19,227         22,354
  Cost of other revenue                                             1,077            410          1,998          1,103
  Selling and marketing *                                           5,707          7,945         28,141         27,658
  Product development *                                             8,977          9,938         40,395         38,937
  General and administrative *                                      7,717          7,414         25,998         26,694
  Merger related and restructuring costs*                          10,775         11,203         15,030         12,485
  Depreciation                                                      2,065          2,043          8,862          7,840
  Amortization of other intangible assets                             322            329          1,311          1,310
                                                             ------------   ------------   ------------   ------------
    Total operating expenses                                       60,108         63,511        209,469        208,200
                                                             ------------   ------------   ------------   ------------

Operating (loss) income                                           (20,433)       (13,276)       (30,329)       (15,890)
Interest and other income, net                                        268          1,403          2,063          4,929
Income tax benefit (expense)                                          358           (371)          (116)        (1,278)
                                                             ------------   ------------   ------------   ------------
(Loss) income from continuing operations, net of tax         $    (19,807)  $    (12,244)  $    (28,382)  $    (12,239)
Gain (loss) from discontinued operations*                          23,210           (644)        27,325         30,141
                                                             ------------   ------------   ------------   ------------
Net income (loss)                                            $      3,403   $    (12,888)  $     (1.057)  $     17,902
                                                             ============   ============   ============   ============

NET INCOME (LOSS) PER SHARE:
BASIC:
Continuing operations                                        $      (0.28)  $      (0.17)  $      (0.40)  $      (0.17)
Discontinued operations                                              0.33          (0.01)          0.38           0.42
                                                             ------------   ------------   ------------   ------------
Net income (loss)                                            $       0.05   $      (0.18)  $      (0.02)  $       0.25
                                                             ============   ============   ============   ============

DILUTED:
Continuing operations                                        $      (0.28)  $      (0.17)  $      (0.40)  $      (0.17)
Discontinued operations                                              0.33          (0.01)          0.38           0.42
                                                             ------------   ------------   ------------   ------------
Net income (loss)                                            $       0.05   $      (0.18)  $      (0.02)  $       0.25
                                                             ============   ============   ============   ============

Weighted average common shares outstanding - basic             70,351,999     70,723,073     70,359,200     70,779,502
Weighted average common shares outstanding - diluted                  n/a            n/a            n/a            n/a

Adjusted EBITDA                                              $     (6,366)  $      2,466   $     (1,509)  $     14,350
                                                             ============   ============   ============   ============

Reconciliation to Adjusted EBITDA:
  (Loss) income from continuing operations, net of tax       $    (19,807)  $    (12,244)  $    (28,382)  $    (12,239)
  Interest income, net                                               (268)        (1,403)        (2,063)        (4,929)
  Income tax (benefit) expense                                       (358)           371            116          1,278
  Stock based compensation**                                            -          1,786            570          5,509
  Merger related and restructuring costs                           10,775         10,678         14,460         11,960
  Depreciation                                                      2,065          2,043          8,862          7,840
  Amortization                                                      1,227          1,235          4,928          4,931
                                                             ------------   ------------   ------------   ------------
Adjusted EBITDA                                              $     (6,366)  $      2,466   $     (1,509)  $     14,350
                                                             ============   ============   ============   ============

* Includes stock based compensation expense of:
   Cost of professional services, support and maintenance    $          -   $         75                  $        481
   Cost of data center                                                  -             16                            76
   Selling and marketing                                                -            425                         1,575
   Product development                                                  -            288                           978
   General and administrative                                           -            457                         1,874
   Merger related and restructuring costs                               -            525            570            525
   Discontinued operations**                                            -            (22)                          154
                                                             ------------   ------------   ------------   ------------
                                                             $          -   $      1,764   $        570   $      5,663
                                                             ============   ============   ============   ============

** Discontinued operations not included in EBITDA calculation

                                 S1 CORPORATION
                               ENTERPRISE SEGMENT
                            STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 5

                                                                 THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                             ---------------------------   ---------------------------
                                                              12/31/2005     12/31/2006     12/31/2005     12/31/2006
                                                             ------------   ------------   ------------   ------------
REVENUES:
  Software licenses                                          $      1,695   $      1,577   $      7,798   $      9,408
  Support and maintenance                                           3,756          4,051         16,663         14,333
  Professional services                                             9,910         16,076         49,520         54,865
  Data center                                                       4,277          5,619         16,538         21,131
  Other                                                               783            105          1,594            517
                                                             ------------   ------------   ------------   ------------
           Total revenues                                          20,421         27,428         92,113        100,254
                                                             ------------   ------------   ------------   ------------

OPERATING EXPENSES:
  Cost of software licenses                                           537            354          1,842          1,491
  Cost of professional services, support and maintenance *         11,568         11,566         43,992         42,876
  Cost of data center *                                             2,884          2,820         10,851         11,806
  Cost of other revenue                                               795             30          1,439            105
  Selling and marketing *                                           2,739          3,355         14,684         12,626
  Product development *                                             5,763          6,250         27,312         23,968
  General and administrative *                                      4,563          3,835         15,569         13,901
  Merger related and restructuring costs*                           5,866          8,120          8,250          9,018
  Depreciation                                                      1,312          1,302          5,794          5,107
  Amortization of other intangible assets                              37             47            164            180
                                                             ------------   ------------   ------------   ------------
           Total operating expenses                                36,064         37,679        129,897        121,078
                                                             ------------   ------------   ------------   ------------

Operating loss                                               $    (15,643)  $    (10,251)  $    (37,784)  $    (20,824)
                                                             ============   ============   ============   ============

Adjusted EBITDA                                              $     (8,215)  $        167   $    (22,726)  $     (2,175)
                                                             ============   ============   ============   ============

Reconciliation to Adjusted EBITDA:
  Operating loss                                             $    (15,643)  $    (10,251)  $    (37,784)  $    (20,824)
  Stock based compensation                                             --          1,028            345          3,713
  Merger related and restructuring costs                            5,866          7,804          7,905          8,702
  Depreciation                                                      1,312          1,302          5,794          5,107
  Amortization                                                        250            284          1,014          1,127
                                                             ------------   ------------   ------------   ------------
Adjusted EBITDA                                              $     (8,215)  $        167   $    (22,726)  $     (2,175)
                                                             ============   ============   ============   ============

* Includes stock based compensation expense of:
   Cost of professional services, support and maintenance    $          -   $         58   $          -   $        452
   Cost of data center                                                  -             14              -             51
   Selling and marketing                                                -            298              -          1,154
   Product development                                                  -            172              -            775
   General and administrative                                           -            170              -            965
   Merger related and restructuring costs                               -            316            345            316
                                                             ------------   ------------   ------------   ------------
                                                             $          -   $      1,028   $        345   $      3,713
                                                             ============   ============   ============   ============

                                 S1 CORPORATION
                                POSTILION SEGMENT
                            STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 6

                                                                 THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                             ---------------------------   ---------------------------
                                                              12/31/2005     12/31/2006     12/31/2005     12/31/2006
                                                             ------------   ------------   ------------   ------------
REVENUES:
  Software licenses                                          $      3,572   $      5,291   $     19,538   $     20,380
  Support and maintenance                                           6,597          7,069         27,626         29,761
  Professional services                                             2,967          4,295         15,825         15,432
  Data center                                                       5,995          6,124         23,462         25,725
  Other                                                               123             28            576            758
                                                             ------------   ------------   ------------   ------------
           Total revenues                                          19,254         22,807         87,027         92,056
                                                             ------------   ------------   ------------   ------------

OPERATING EXPENSES:
  Cost of software licenses                                           717          1,014          3,073          3,097
  Cost of professional services, support and maintenance *          5,447          5,829         19,600         22,355
  Cost of data center *                                             2,315          2,646          8,376         10,548
  Cost of other revenue                                               282            380            559            998
  Selling and marketing *                                           2,968          4,590         13,457         15,032
  Product development *                                             3,214          3,688         13,083         14,969
  General and administrative *                                      3,154          3,579         10,429         12,793
  Merger related and restructuring costs*                           4,909          3,083          6,780          3,467
  Depreciation                                                        753            741          3,068          2,733
  Amortization of other intangible assets                             285            282          1,147          1,130
                                                             ------------   ------------   ------------   ------------
           Total operating expenses                                24,044         25,832         79,572         87,122
                                                             ------------   ------------   ------------   ------------

Operating (loss) income                                      $     (4,790)  $     (3,025)  $      7,455   $      4,934
                                                             ============   ============   ============   ============

Adjusted EBITDA                                              $      1,849   $      2,299   $     21,217   $     16,525
                                                             ============   ============   ============   ============

Reconciliation to Adjusted EBITDA:
  Operating (loss) income                                    $     (4,790)  $     (3,025)  $      7,455   $      4,934
  Stock based compensation                                             --            758            225          1,796
  Merger related and restructuring costs                            4,909          2,874          6,555          3,258
  Depreciation                                                        753            741          3,068          2,733
  Amortization                                                        977            951          3,914          3,804
                                                             ------------   ------------   ------------   ------------
Adjusted EBITDA                                              $      1,849   $      2,299   $     21,217   $     16,525
                                                             ============   ============   ============   ============

* Includes stock based compensation expense of:
   Cost of professional services, support and maintenance    $         -    $         17   $         -    $         29
   Cost of data center                                                 -               2             -              25
   Selling and marketing                                               -             127             -             421
   Product development                                                 -             116             -             203
   General and administrative                                          -             287             -             909
   Merger related and restructuring costs                              -             209            225            209
                                                             ------------   ------------   ------------   ------------
                                                             $         --   $        758   $        225   $      1,796
                                                             ============   ============   ============   ============